Subsequent Events	12 Months Ended
Dec. 31, 2025
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

Note 16. SUBSEQUENT EVENTS

On February 17, 2026, the Company filed a Current Report on Form 8-K (the “Merger 8-K”), with respect to the Agreement and Plan of Merger (the “Merger Agreement”) the Company and Transitory Air Sub LLC, its wholly owned subsidiary (“Merger Sub”), entered into on February 16, 2026, with Tenax Aerospace Acquisition, LLC, a Delaware limited liability company (“Tenax”). Upon consummation of the Merger Agreement Tenax, will become a wholly owned Subsidiary of the Company.

Pursuant to the Merger Agreement, the Company will issue shares of its common stock (the “Merger Consideration”) to the holders of the membership interests of Tenax at the Closing (the “Tenax Members”). A portion of the Merger Consideration allocated in respect of membership interests of Tenax underlying certain Tenax warrants that remain unexercised as of the Closing, if any, will be reserved by the Company for future issuance upon the exercise of such warrants. The number of shares of the Company’s common stock to be issued to the Tenax Members will be adjusted based on a calculation of AIR Net Indebtedness (as defined in the Merger Agreement). Based on the amount of AIR Net Indebtedness as of December 31, 2025, the calculation would result in the issuance of approximately 112.5 million shares of the Company’s Common Stock. Consequently, based upon the calculation of the Merger Consideration as of December 31, 2025, following the closing of the Merger, the Tenax Members will collectively own approximately 95% of the outstanding shares of our Common stock.

The closing of the merger contemplated by the Merger Agreement (the “Merger”) is subject to risks and uncertainties and certain specified conditions, including, among other things: (a) the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Act, (b) the listing of the Merger Consideration on the NYSE American, and (c) other customary conditions for a transaction such as the Merger, such as the absence of any legal restraint prohibiting the consummation of the Merger and there not having occurred with respect to the Company or Tenax’s business a material adverse event, subject to certain customary exceptions.

Tenax is a leading provider of special mission aviation solutions that combine aircraft sourcing, financing and modification with aviation services including pilots, maintenance and other types of program support. Additionally, Tenax has a long-standing relationship with key government customers.